 Exhibit 99.2

Fiscal Third Quarter Results Royal Gold, Inc. May 11, 2017 EXHIBIT 99.2

2 May 11, 2017 Cautionary Statement NASDAQ: RGLD This presentation contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to : sequential growth catalyst by Rainy River, Cortez Crossroads and Peñasquito Pyrite Leach in calendar 2017 , 2018 and 2019 ; estimated revenue and percentages of future revenue from precious metals expected from the Company’s stream and royalty portfolio in the aggregate ; operators’ production estimates for calendar year 2017 ; expected timing for commissioning of the Rainy River project ; expected start - up date for Cortez Crossroads ; expected production at Pef the Ra Pyrite Leach project ; the potential outcome of studies and development at Pascua - Lama ; expected trial date for and outcome of the Voisey’s Bay litigation ; long - term optionality at Pascua - Lama and Voisey’s Bay ; repayment of debt ; scalable business model and strong margins relative to the senior gold operators and S&P 500 ; potential for additional reserves and ounces at no incremental capital cost from our operators’ exploration and development activity and innovation ; calendar year 2017 production outlook ; mine life and reserves estimates and production forecasts from the operators of our stream and royalty interests ; and the lack of near term capital commitments . Factors that could cause actual results to differ materially from these forward - looking statements include, among others : the risks inherent in the operation of mining properties ; a decreased price environment for gold and other metals on which our stream and royalty interests are determined ; performance of and production at properties, and variation of actual performance from the production estimates and forecasts made by the operators of those properties ; decisions and activities of the Company’s management affecting margins, use of capital and changes in strategy ; unexpected operating costs, decisions and activities of the operators of the Company’s stream and royalty properties ; changes in operators’ mining and processing techniques or stream or royalty calculation methodologies ; resolution of regulatory and legal proceedings ; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties ; revisions or inaccuracies in technical reports, reserve, resources and production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; errors or disputes in calculating stream deliveries and royalty payments, or deliveries or payments not made in accordance with stream or royalty agreements ; the liquidity and future financial needs of the Company ; economic and market conditions ; the impact of future acquisitions and stream and royalty financing transactions ; the impact of issuances of additional common stock ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward - looking statements . Third - party information : Certain information provided in this presentation has been provided to the Company by the operators of those properties or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission . The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third - party information and refers readers to the public reports filed by the operators for information regarding those properties .

Today’s Speakers Tony Jensen President and CEO Stefan Wenger CFO and Treasurer 3 NASDAQ: RGLD May 11, 2017

Record operating cash flow Repayment of $45 million of debt No capital commitments Sequential growth catalysts: » Rainy River (CY 2017) » Cortez Crossroads (CY 2018) » Peñasquito Pyrite Leach (CY 2019) Highlights Teck’s Carmen de Andacollo copper - gold mine in the Coquimbo region of Chile; Royal Gold has a stream on 100% of gold production to 900koz; 50% thereafter. Please see slide 12 for full details.

$0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $0 $50 $100 $150 $200 $250 12 months Jun-30-2013 12 months Jun-30-2014 12 months Jun-30-2015 12 months Jun-30-2016 LTM Ended 3-31-17 Cash From Operations Average Gold Price (Kitco) Q3 results contribute to step change in operating cash flow (OCF) 5 Q3 Fuels Step Change in Operating Cash Flow NASDAQ: RGLD May 11, 2017 $USD Millions Higher revenue from Mount Milligan, Pueblo Viejo , Peñasquito, Wassa and Prestea over the prior year quarter Revenue contributions from a total of 38 currently operating properties 72% of revenue from streams , 28% from royalties Gold price up just 3% Last 4 fiscal years’ average OCF was $170m per year $250m $USD Gold Price per ounce

38 Operating Properties Drive our Performance

6


Pueblo Viejo

- Reiterated CY17 gold production guidance of 625-650koz[1]
- Q1 production impacted by timing of autoclave maintenance
- Slightly higher gold recoveries reported in Q1


Wassa & Prestea

- Reiterated CY17 gold production guidance of 255-280koz[2]
- Wassa Underground commercial production declared in January
- Prestea Underground commercial production expected CQ3 2017


Mount Milligan

- Reiterated CY17 gold production guidance of 260-290koz [3]
- Copper stream began deliveries in April 2017
- Efforts underway to enhance recovery and throughput


FY18-FY20 Average Estimated Annual Revenue, Portfolio-Wide
Non-precious metals, 15%
Precious Metals, 85%

- Royal Gold's overall revenue profile expected to remain **~85% precious metals**[4]

[1] Attributable to Barrick. Please see Barrick's press release dated April 24, 2017.
[2] Please see Golden Star Resources' press release dated May 3, 2017.
[3] Production of which 91,000 to 101,000 ounces of gold and 10-12 million pounds of copper expected to be delivered to Royal Gold. Please see Centerra Gold's press release dated May 2, 2017. Due to timing between production and concentrate shipments, Royal Gold expects to receive gold and copper produced in the quarter ended December 31, 2017 in mid-calendar 2018.
[4] Based on current public forecasts from the operators, where available, current metals prices, , and no changes to our existing portfolio

NASDAQ: RGLD
ROYAL GOLD, INC
May 11, 2017

FQ3 Revenue of $ 107M Effective tax rate of 23% for FQ3 and 20% for nine months ended 3/31/17 FQ3 DD&A of ~$ 455 per GEO, at low end of expected range of $450 - $475 for FY2017 Final scheduled payment to Golden Star completed $45 million debt repayment in FQ3 No additional funding requirements Date Item ($USD millions) March 31, 2017 Undrawn Revolver $350m March 31, 2017 Working Capital $110m March 31, 2017 Total Available Liquidity $460m Additional Near Term Commitments $0 7 FQ3 Financial Results and Liquidity NASDAQ: RGLD May 11, 2017

Volume Growth Already Bought & Paid For Sequential growth catalyst in each of calendar 2017, 2018, and 2019 Peñasquito Mount Milligan Enhancements M ount Milligan Enhancements 1 Information has been provided to the Company by the operators of those properties or is publicly available information filed by these ope rat ors with applicable securities regulatory bodies, including the Securities and Exchange Commission. The Company has not verified, and is not in a position to verify, and expre ssl y disclaims any responsibility for the accuracy, completeness or fairness of such third - party information and refers readers to the public reports filed by the operators for information rega rding those properties. 2 See slide 12 for details on the scope of Royal Gold’s streaming and royalty interest. 8 Pueblo Viejo – Potential Resource Conversion Wassa Underground Development Peñasquito Peñasquito Pyrite Leach Project NASDAQ: RGLD Peñasquito Pyrite Leach Project R ainy River Ball & SAG Mill R ainy River Conveyor & Process Plant » Commission plant in CQ2 and CQ3, first ore to mill in C3Q 1 » Stream on 6.5% of gold and 60% of silver 2 » 3.8Moz gold in reserves; 9.4Moz silver in reserves 1 » S tripping and dewatering underway; 2018 startup expected 1 » 4.43 % NVR & 5% GSR royalty 2 » Over 3Moz gold in reserve at 12/31/15 1 » Progress at 3/31/17: construction 6%, engineering 81% 1 » Est. annual production of 100 - 140koz gold and 4 - 6Moz silver » 2 % NSR royalty 2 Rainy River - 2017 Cortez Crossroads - 2018 Peñasquito Leach - 2019 May 11, 2017

Developments at Pascua - Lama & Voisey’s Bay 9 NASDAQ: RGLD May 11, 2017 Barrick recently announced a joint working group with Shandong Gold to explore the development of Pascua - Lama » Pre - Feasibility study on the Lama deposit underway » Royal Gold has a 5.45% royalty on all gold production from Pascua (Chilean) side (which had approximately 14.7Moz gold reserve as of 2011) o The Pascua - Lama royalty would be our 4 th largest source of revenue if in production today Trial date set for Voisey’s Bay royalty litigation » The trial will take place in St. John’s, Newfoundland and Labrador and is expected to commence in the second half of 2018

Closing Remarks Record operating cash flow Repayment of $45 million of debt No capital commitments $460 million of liquidity 6.7 million ounces of GEO reserves 1 Sequential growth catalysts: » Rainy River (CY 2017) » Cortez Crossroads (CY 2018) » Peñasquito Pyrite Leach (CY 2019) 1 Gold equivalent ounce(GEO) basis is calculated as total attributable gold ounces, plus silver ounces calculated as 70 silver ounces equivalent to one go ld ounce, plus copper calculated as 450 pounds of copper equivalent to one gold ounce. Processing tanks at Pueblo Viejo, a joint venture between Barrick (60%) and Goldcorp(40%). Royal Gold has a stream on 7.5% of the gold and 75% of the silver from Barrick’s share. Please see slide 12 for full details.

1660 Wynkoop Street, #1000 Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com

Portfolio of Assets

Diverse, Long Lived Properties

12

Streams (at March 31, 2017)

Operator	Mine	Metal	RGLD interest	until	RGLD interest	until	RGLD interest	until	RGLD pays (per unit)	until	RGLD pays (per ounce)	until	Reserve Remaining Mine Life (Years)	CY2017 Operator Guidance (oz/lbs)[2]
Centerra Gold	Mount Milligan	Gold	35%	LOM (life of mine)					$435	LOM			21	260,000-290,000
Centerra Gold	Mount Milligan	Copper	18.75%	LOM	-	-	-	-	15% of spot	LOM	-	-	21	55-65Mlbs
Barrick	Pueblo Viejo	Gold	7.50%	990koz	3.75%	remaining LOM	-	-	30% of spot	550koz	60% of spot	remaining LOM	20	625,000-650,000
Barrick	Pueblo Viejo	Silver	75% at fixed 70% recovery	50Moz	37.50%	remaining LOM	-	-	30% of spot	23.1Moz	60% of spot	-	20	Not provided
New Gold	Rainy River	Gold	6.50%	230koz	3.25%	remaining LOM	-	-	25% of spot	-	-	-	14	Production expected to begin in 2017
New Gold	Rainy River	Silver	60%	3.1Moz	30%	remaining LOM	-	-	25% of spot	-	-	-	14	Production expected to begin in 2017
Teck	Andacollo	Gold	100%	900koz	50%	remaining LOM	-	-	15% of spot	-	-	-	22	TBA
Golden Star	Wassa/ Prestea	Gold	9.25%	12/31/2017	10.50%	240koz	5.50%	LOM	20% of spot	240koz	30% of spot	thereafter	9	255,000-280,000

Key Royalties[1] (at March 31, 2017)			RGLD interest	Until	Reserve Remaining Mine Life (Years)	CY2017 Operator Guidance (oz/lbs)[2]
Goldcorp	Peñasquito	Gold Silver Lead Zinc	2.00%	LOM	13	410,0000 (gold)
Barrick	Cortez	Gold	Various	LOM	15	TBA
Agnico-Eagle & Yamana	Malartic	Gold	1-1.5%	LOM	8	Not available
Newmont	Leeville	Gold	1.80%	LOM	12	Not available
KGHM	Robinson	Gold Copper	3.00%	LOM	10	Not available
Kirkland Lake	Holt	Gold	0.00013 x the gold price	LOM	8	Not available
Alamos Gold	Mulatos	Gold	1-5%	capped; expect to reach within 5 years	5	150,000-160,000

[1] Includes largest royalties by revenue. An additional 27 royalties from producing mines in Royal Gold's portfolio not shown.

[2] Production estimates are received from our operators and there can be no assurance that production estimates received from our operators will be achieved. Please refer to our cautionary language regarding forward-looking statements on slide 1, as well as the Risk Factors identified in Part I, Item 1A, of our Fiscal 2016 10-K for information regarding factors that could affect actual results.

NASDAQ: RGLD

ROYAL GOLD, INC

May 2-5, 2017